Exhibit 24
POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ SAMUEL P. BELL III
Samuel P. Bell, III
Dated: January 23, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ HUGH M. BROWN
Hugh M. Brown
Dated: January 25, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. HYATT BROWN
J. Hyatt Brown
Dated: January 23, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. POWELL BROWN
J. Powell Brown
Dated: January 23, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BRADLEY CURREY, JR.
Bradley Currey, Jr.
Dated: January 24, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LAWRENCE L. GELLERSTEDT, III
Lawrence L. Gellerstedt, III
Dated: January 28, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES HAYS
James Hays
Dated: January 28, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THEODORE J. HOEPNER
Theodore J. Hoepner
Dated: January 24, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES S. HUNT
James S. Hunt
Dated: January 24, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TONI JENNINGS
Toni Jennings
Dated: January 24, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TIMOTHY R.M. MAIN
Timothy R.M. Main
Dated: January 23, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ H. PALMER PROCTOR, JR.
H. Palmer Proctor, Jr.
Dated: January 31, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ WENDELL S. REILLY
Wendell S. Reilly
Dated: January 24, 2019

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert W. Lloyd and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 2018 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CHILTON D. VARNER
Chilton D. Varner
Dated: January 23, 2019